UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

INTUITIVE MACHINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40823	36-5056189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3700 Bay Area Blvd

Houston, TX 77058

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 520-3703

INFLECTION POINT ACQUISITION CORP.

34 East 51st Street, 5th Floor

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A Common Stock, each at an exercise price of $11.50 per share	LUNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (“SEC”) to amend the Current Report filed by Intuitive Machines, Inc. (the “Company”) on February 14, 2023 (the “Original 8-K”), as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on February 15, 2023 (“Amendment No. 1” and, together with the Original 8-K, the “Existing 8-K”).

The Company is filing this Amendment No. 2 to the Existing 8-K to include:

(a)

the audited consolidated financial statements of Intuitive Machines, LLC, a Delaware limited liability company (formerly, a Texas limited liability company), as of December 31, 2022 and December 31, 2021 as Exhibit 99.1;

(b)	the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Intuitive Machines, LLC as of December 31, 2022 as Exhibit 99.2; and

(c)	the unaudited pro forma condensed combined financial information of Inflection Point Acquisition Corp. and Intuitive Machines, LLC as of and for the year ended December 31, 2022 as Exhibit 99.3.

This Amendment No. 2 does not amend any other item of the Existing 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Existing 8-K. The Existing 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Intuitive Machines, LLC as of December 31, 2022, and the related notes thereto, are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Inflection Point Acquisition Corp. and Intuitive Machines, LLC, as of December 31, 2022 and for the year ended December 31, 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Audited consolidated financial statements of Intuitive Machines, LLC, as of December 31, 2022 and 2021 and for the years ended December 31, 2022.

99.2	Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Intuitive Machines, LLC as of December 31, 2022 for the year ended December 31, 2022.

99.3	Unaudited pro forma condensed combined financial information of Inflection Point Acquisition Corp. and Intuitive Machines, LLC, as of and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

**	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2023	INTUITIVE MACHINES, INC.

	By:	/s/ Erik Sallee
	Name:	Erik Sallee
	Title:	Chief Financial Officer

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